UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2006

YTB International, Inc.

(Exact Name of Company as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18412	20-2181181
(Commission File Number)	(IRS Employer Identification No.)

560 Sylvan Avenue
Englewood Cliffs, New Jersey	07632
(Address of Principal Executive Offices)	(Zip Code)

(201) 567-8500

(Company’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

YTB International, Inc. (the “Company”) executed an Employment Agreement (the “Agreement”) on January 30, 2006 with its new Chief Financial Officer, John D. Clagg. The Agreement is deemed to be effective December 1, 2005. The term of the Agreement is through December 31, 2009, followed by a three-year renewal period. The base salary under the Agreement is $150,000 for the first year, increasing by $30,000 each year through the term of the Agreement. In the event of termination of Mr. Clagg’s employment without cause, the Agreement provides for a severance payment of Mr. Clagg’s base salary for the preceding two years, payable on a biweekly basis over the two years following termination. In addition, in event of the death or disability of Mr. Clagg, Mr. Clagg’s estate would receive shares of the Company’s Common Stock with a value of one year’s base salary.

Item 2.02. Results of Operations and Financial Condition.

On February 6, 2006, the Company issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference, with respect to the matters discussed under Item 4.02(a) below, which include adjustments to prior period financial results.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) The internal inquiry into certain accounting-related matters disclosed in the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on January 19, 2006, is continuing. Management and the Audit Committee have discussed the inquiry with UHY LLP, the Company's independent registered public accounting firm, and management has concluded that, in light of the fact it appears the Company’s former accounting firm, Dischino & Associates, P.C., provided certain prohibited services and appears not to have followed appropriate auditing standards, the financial statements included in the Company’s Annual Report for the year ended December 31, 2004 and December 31, 2003 and the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004, June 30, 2004, September 30, 2004, March 31, 2005, June 30, 2005 and September 30, 2005 should no longer be relied upon. The Company will file amended quarterly and annual repots on Form 10-QSB/A and Form 10-KSB/A covering such periods as soon as practicable upon the completion of the audits and reviews by our current independent registered public accounting firm.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated January 30, 2006 and effective December 1, 2005, between YTB International, Inc. and John D. Clagg.
99.1	Press Release issued by YTB International, Inc. on February 6, 2006.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YTB INTERNATIONAL, INC.

Date: February 6, 2006	By:	/s/ John Clagg
Name: John Clagg
Title: Chief Financial Officer

2